EXHIBIT 4.1

[FACE OF CERTIFICATE]

NUMBER	SHARES
DM

D. MEDICAL INUSTRIES LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

ORDINARY SHARES
 CUSIP M28091 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NIS 0.32 PAR VALUE, OF
D. MEDICAL INUSTRIES LTD.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:

/s/ Efraim Argaman	/s/ Meni Mor
Chief Executive Officer	Chairman of the Board of Directors

Countersigned and Registered:
AMERICAN STOCK TRANSFER AND TRUST COMPANY, LLC
                  (NEW YORK, NY)
Transfer agent and registrar

By:

Authorized Signature

[REVERSE OF CERTIFICATE]

D MEDICAL INUSTRIES LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                                       shares of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Ordinary Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated		__________________________________________

	Notice:	THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

___________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCTIONS AND CREDIT UNIONS WITH MEMBRSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15

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